Annual Fund Operating Expenses - F/m Emerald Special Situations ETF - F/m Emerald Special Situations ETF Shares	Jul. 18, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.89%
Other Expenses (as a percentage of Assets):	0.00%	[1]
Expenses (as a percentage of Assets)	0.89%

[1]	It is currently contemplated that before the Fund commences operation, substantially all of the assets of the Emerald Insights Fund, as a series of Financial Investors Trust (for this section only, the “Predecessor Fund”), will be transferred to the Fund in a tax-free reorganization (the “Reorganization”). If approved by shareholders of the Predecessor Fund, the Reorganization is expected to occur in the fourth quarter of 2025. Accordingly, “Other Expenses” have been restated to reflect expenses estimated to be incurred for the Fund for the current fiscal year. Unless otherwise indicated, references to the “Fund” in this section refer to the Predecessor Fund and Fund.